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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): May 26, 2005


                          NET 1 UEPS TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of Registrant as Specified in its Charter)


          Florida                        000-31203               65-0903895
----------------------------           ------------         -------------------
(State or Other Jurisdiction           (Commission             (IRS Employer
     of Incorporation)                 File Number)         Identification No.)


          President Place, 4th Floor, Cnr. Jan Smuts and Bolton Avenue
                      Rosebank, Johannesburg, South Africa
          ------------------------------------------------------------
                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code (2711) 343-2001


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01. OTHER EVENTS.

On May 26, 2005, Net 1 UEPS Technologies, Inc. (the "Company") issued a press release announcing that it had filed a registration statement on Form S-1 with the Securities and Exchange Commission for a proposed public offering of its common stock. A copy of the release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

On May 26, 2005, the Company issued a separate press release announcing that its board of directors had authorized a reverse stock split in connection with an application by the Company to list its common stock on the Nasdaq National Market. A copy of the release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)            Exhibits.
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99.1           Press Release, dated May 26, 2005, announcing the filing of the registration statement on Form S-1.

99.2 Press Release, dated May 26, 2005, announcing the authorization of a reverse stock split and an application for listing on the Nasdaq National Market.


                          [signature on following page]
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                NET 1 UEPS TECHNOLOGIES, INC.


Date: May 26, 2005              By: /s/ Serge C.P. Belamant
                                    --------------------------------------------
                                    Serge C.P. Belamant, Chief Executive Officer
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                                INDEX TO EXHIBITS


EXHIBIT NO.    DESCRIPTION
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Exhibit 99.1   Press Release, dated May 26, 2005, announcing the filing of the registration statement on Form S-1.

Exhibit 99.2 Press Release, dated May 26, 2005, announcing the authorization of a reverse stock split and an application for listing on the Nasdaq National Market.